UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 25, 2005

Tweeter Home Entertainment Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-24091	04-3417513
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

40 Pequot Way, Canton, Massachusetts		02021
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(781) 830-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 2.02. Results of Operations and Financial Condition.

On April 28, 2005, the registrant announced its earnings results for the quarter ended March 31, 2005. A copy of the press release issued by the registrant regarding the foregoing is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

In addition, on April 28, 2005, the registrant conducted its earnings conference call for the quarter ended March 31, 2005. A transcript of the call is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 2.05. Costs Associated with Exit or Disposal Activities.

On Monday, April 25, 2005, the registrant’s Board of Directors voted unanimously to discontinue the operations of up to 19 of the registrant’s stores. The decision to discontinue operations was primarily based upon the increasing negative contribution provided by these operations. The registrant expects to begin discontinuance of operations on April 29, 2005, and expects to complete the closings within eight weeks after that date.

The registrant estimates that the major exit costs and impairment charges related to the discontinued operations will be limited to (i) the write off of the remaining net book value of tangible assets, (ii) lease termination fees and (iii) other fees, expenses and severance payments. The estimated charge for the remaining net book value of the leasehold improvements and fixed assets is expected to be approximately $9.7 million. The lease termination fees are expected to be approximately $15 million. The other fees, expenses and severance payments are expected to be approximately $4 million.

The registrant anticipates the total exit costs and impairment charges related to the discontinued operations to be between $25 and $30 million.

The registrant estimates that the range of future cash expenditures relating to these exit costs will be between $15 to $20 million.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release dated April 28, 2005 announcing earnings results for the quarter ended March 31, 2005.
99.2 Transcript of fiscal 2005 second quarter earnings conference call.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tweeter Home Entertainment Group, Inc.

April 29, 2005	By:	/s/ Joseph McGuire

Name: Joseph McGuire
Title: Interim Chief Executive Officer, Senior Vice President and Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated April 28, 2005 announcing earnings results for the quarter ended March 31, 2005
99.2	Transcript of fiscal 2005 second quarter earnings conference call